Exhibit 99.1

Skkynet Cloud Systems, Inc. Obtains DTC Eligibility

Toronto, Ontario, April 11, 2013 – Skkynet Cloud Systems, Inc. (“Skkynet” or “the Company”) (OTC.BB:SKKY), a leader in real-time cloud information systems, is pleased to announce that the Depository Trust Company (DTC) has granted the Company full eligibility for electronic clearance and settlement for its shares on the OTC.BB, effective April 10, 2013.

President Paul Thomas stated, “This is another positive step forward for Skkynet. Giving our shareholders the ability to buy and sell shares with increased efficiency and lower cost is extremely important to us. It will also provide greater liquidity to current and future investors and allows us to expand our shareholder base.”

The Depository Trust Company (DTC) is a subsidiary of the Depository Trust & Clearing Corporation (DTCC) and manages the electronic clearing and settlement of publicly traded companies. Securities that are eligible to be electronically cleared and settled through the DTC are considered “DTC eligible.” This electronic method of clearing securities speeds up the receipt of stock and cash, and thus accelerates the settlement process for investors by eliminating the need to exchange actual stock certificates and also reducing the transaction cost to shareholders.

About Skkynet Cloud Systems, Inc.:

Through its wholly owned subsidiary Cogent Real-Time Systems Inc., Skkynet is a leading developer of software and related systems and facilities for collecting, processing and distributing real-time information over networks. This capability allows clients to both locally and remotely manage, supervise and control industrial processes, financial information systems, and embedded devices. Through their web-based assets, DataHub® WebView™ enables data connectivity and visualization over the cloud, providing clients and their customers the necessary ability and tools to observe and interact with these processes and services in real time, empowering them to fully control their systems and analyze their data. DataHub® and WebView™ are either registered trademarks or trademarks used under license by Cogent Real-Time Systems Inc.

Safe Harbor Statement:

This news release contains “forward-looking statements” as that term is defined in Section 27A of the United States Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. These forward-looking statements generally can be identified by phrases such as Skkynet Cloud System, Inc. or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new business opportunities and development stage companies. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Contact:

Skkynet Cloud Systems, Inc.
Paul E. Thomas, President
Office: (888) 628-2028
Fax: (888) 705-5366
Email: info@skkynet.com
Blog: http://real-timecloud.com
Twitter: https://twitter.com/RealTimeCloud